VK-PTFI SUM SUP-1 062215

Summary Prospectus Supplement dated June 22, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:

Invesco Pennsylvania Tax Free Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
William Black	Portfolio Manager	2015
Thomas Byron	Portfolio Manager	2011
Mark Paris	Portfolio Manager	2015
James Phillips	Portfolio Manager	2015
Robert Stryker	Portfolio Manager	2011
Julius Williams	Portfolio Manager	2010 (predecessor fund 2009)”

VK-PTFI SUM SUP-1 062215